Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 www.deloitte.com

SunStrong Capital Holdings, LLC 9229 Waterford Centre Blvd. Suite 200 Austin, Texas 78758

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of solar loans in connection with the proposed offering of SunStrong Issuer 2025-A, LLC. SunStrong Capital Holdings, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File.  Additionally, ATLAS SP Securities, a division of Apollo Global Securities, and ATLAS SP Partners, L.P.  (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On March 5, 2025, representatives of the Company provided us with a computer-generated solar loan data file and related record layout containing data, as represented to us by the Company, as of the close of business on January 31, 2025, with respect 8,926 solar loans (the “Statistical Data File”).

At the Company’s instruction, we randomly selected 200 solar loans from the Statistical Data File (the “Sample Assets”) and performed certain comparisons and recomputations for each of the Sample Assets relating to the solar loan characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1.    Contract ID (for informational purposes only)
2.    State
3.    Loan originator
4.    Original loan amount
5.    Current rate*
6.    Term (months)
7.    Payment frequency
8.    System size (kW)
9.    Performance guarantee
10.    First payment due date
11.    Maturity date

12.    PTO date
13.    Target balance date
14.    Adjusted payment amount
15.    ACH enrollment
16.    FICO score
17.    Current principal balance
18.    Installer
19.    Days past due*
20.    Remaining term
21.    Current monthly payment
22.    Remaining term to target balance date

*We did not perform any procedures for Sample Assets with a current principal balance, as set forth on the Servicing System File (as defined below), of $0.00.

We compared Characteristics 2. through 7. to the corresponding information set forth on or derived from the loan agreement or any amendments thereto (collectively, the “Loan Agreement”).

We compared Characteristics 8. and 9. to the corresponding information set forth on or derived from the “Purchase Agreement.”

We compared Characteristics 10. through 21. to the corresponding information set forth on or derived from an electronic data file from the Company’s servicing system, delivered by the Company, as of January 31, 2025 (collectively, the “Servicing System File”).

With respect to Characteristic 22., we recomputed the remaining term to target balance date as the greater of (i) 17 minus the difference between (a) the term (as set forth on the Loan Agreement) and (b) the remaining term (as set forth on the Servicing System File) and (ii) zero.  We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

For purposes of our procedures and at your instruction:

•
with respect to our comparison of Characteristic 2., for the Sample Asset indicated in Appendix A, we observed a difference with respect to the state set forth on the Statistical Data File when compared to the state set forth on the Loan Agreement. For this Sample Asset, we were instructed to perform an additional procedure and compare the state set forth on the Statistical Data File to the state set forth on a screen shot from the Company’s servicing system (the “Servicing System Screen Shot”).

The solar loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Asset Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Asset Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Asset Documents.  In addition, we make no representations as to whether the Asset Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assets.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Asset Documents, except as described in Appendix B.  Supplemental information is contained on Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the solar loans underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the solar loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

May 7, 2025

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 7, 2025.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 2. for the following Sample Asset:

3559314

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 7, 2025.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in loan originator.
2	One difference in term.
3	One difference in system size.
4	Two differences in PTO date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 7, 2025.

Supplemental Information Related to the Findings Set Forth on Appendix B
Exception Description Number	Sample Asset number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Asset Documents

1	3543334	Loan originator	TCU	SunPower
2	4793723	Term	119 months	120 months
3	5430696	System size	5.20 kW	0.01 kW
4	5850376	PTO date	NULL	11/27/2024
4	64c02a80622c86ae52b7a8d2	PTO date	12/29/2024	NULL

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.